ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2016
ORGANIZATION AND PRINCIPAL ACTIVITIES
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

        Canadian Solar Inc. ("CSI") was incorporated pursuant to the laws of the Province of Ontario in October 2001, and changed its jurisdiction by continuing under the Canadian federal corporate statute, the Canada Business Corporations Act, or CBCA, effective June 1, 2006.

        CSI and its subsidiaries (collectively, the "Company") design, develop, and manufacture solar wafers, cells and solar power products. In recent years, the Company has increased investment in, and management attention on its total solutions business, which primarily consists of solar power project development and sale, EPC and development services, O&M services, operating solar power projects and sales of electricity, and sales of solar system kits. As of December 31, 2016, major subsidiaries of CSI are included in Appendix 1.